SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                November 2, 2005
                Date of Report (Date of earliest event reported)


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                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)


Maryland                                 1-4141                    13-1890974
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                Two Paragon Drive
                           Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.        Entry Into a Material Definitive Agreement.

On November 2, 2005, the Compensation Committee of the Board of Directors of The Great Atlantic & Pacific Tea Company, Inc. (the "Company"), following completion of an executive compensation analysis and in accordance with its current executive compensation philosophy of targeting the median of the Company's competitive group, approved the following actions subject to satisfactory annual performance reviews:

o Base salary increases for certain executives in 3 stages, including (i) increases for John Metzger, Executive Vice President, to $400,000 on October 30, 2005, $450,000 on March 1, 2006, and $500,000 on March 1, 2007, and (ii) increases for Stephen Slade, Senior Vice President - Merchandising, to $365,000 on October 30, 2005, $405,000 on March 1, 2006, and $445,000 on
      March 1, 2007

o Increase in target annual bonus percentage for John Metzger to 65% of base salary

o Establishment of long-term incentive award targets for certain executives as a percentage of base salary, including 150% for John Metzger and 125% for Stephen Slade.

In addition, the previously announced appointment of Brenda Galgano as Senior Vice President and Chief Financial Officer will become effective at the close of business on Friday, November 4, 2005.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 2, 2005


                             THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.


                             By: /s/Allan Richards
                                 --------------------------------------------
                             Name:     Allan Richards
                             Title:    Senior Vice President of
                                       Human Resources,
                                       Labor Relations and Legal Services